PUTNAM VISTA FUND
Supplement                             39235  12/97
dated December 8, 1997 to:
_________________________________________________________________
Putnam Vista Fund (the "fund")
Prospectuses dated November 30, 1997

In the section "How the fund is managed," the chart indicating the officers of Putnam Investment Management, Inc. ("Putnam
Management") that have primary responsibility for the day-to-day management of the fund is replaced with the following:

                                  Business experience
                     Year         (at least 5 years)
                     -------      -------------------------

Carol C. McMullen    1995         Employed as an investment
Managing Director                 professional by Putnam
                                  Management since June, 1995.
                                  Prior to June, 1995, Ms.
                                  McMullen was a Senior Vice
                                  President at Baring Asset
                                  Management.


Michael P. Stack     1997         Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since November,
                                  1997. Prior to November, 1997,
                                  Mr. Stack was employed by
                                  Independence Investment
                                  Associates Inc. as a Senior
                                  Vice President and Portfolio
                                  Manager.

Anthony C. Santosus  1994         Employed as an investment Vice
Vice President                    professional by Putnam
                                  Management since 1985.

David J. Santos      1996         Employed as an investment
Vice President                    professional by Putnam
                                  Management since 1986.